May 30, 2012

To the Board of Managers and Members
of Partners Group Private Equity
(Institutional), LLC:

In planning and performing our
audit of the financial statements
of Partners Group Private Equity
(Institutional), LLC (the Fund) as
of and for the year ended March 31,
2012,in accordance with the
standards of the Public Company
Accounting Oversight Board
(United States), we considered
the Funds internal control over
financial reporting, including
controls over safeguarding securities,
as a basis for designing our auditing
procedures for the purpose of
expressing our opinion on the
financial statements and to comply
with the requirements of Form N-SAR,
but not for the purpose of expressing
an opinion on the effectiveness
of the Funds internal control over
financial reporting. Accordingly,
we do not express an opinion on the
effectiveness of the Funds
internal control over financial
reporting. The management of the
Fund is responsible for
establishing and maintaining
effective internal control over
financial reporting. In fulfilling
this responsibility, estimates
and judgments by management are
required to assess the expected
benefits and related costs
of controls. A Funds internal
control over financial
reporting is a process
designed to provide reasonable
assurance regarding the
reliability of financial
reporting and the preparation
of financial statements for
external purposes in accordance
with generally accepted
accounting principles. A Funds
internal control over financial
reporting includes those
policies and procedures that
(1) pertain to the maintenance
of records that, in reasonable
detail, accurately and fairly
reflect the transactions and
dispositions of the assets of the
Fund (2) provide reasonable
assurance that transactions are
recorded as necessary to permit
preparation of financial statements
in accordance with generally
accepted accounting principles,
and that receipts and
expenditures of the Fund are
being made only in accordance
with authorizations of
management and managers of the
Fund and (3)  provide
reasonable assurance regarding
prevention or timely detection
of unauthorized acquisition,
use or disposition of a Funds
assets that could have a
material effect on the
financial statements.
Because of its inherent
limitations, internal control
over financial reporting may
not prevent or detect
misstatements.  Also,
projections of any evaluation
of effectiveness to future periods
are subject to the risk that
controls may become inadequate
because of changes in conditions,
or that the degree of compliance
with the policies or procedures
may deteriorate.
A deficiency in internal control
over financial reporting exists
when the design or operation of
a control does not allow
management or employees,
in the normal course of performing
their assigned functions, to
prevent or detect misstatements
on a timely basis.  A material
weakness is a deficiency, or
a combination of deficiencies,
in internal control over
financial reporting, such that
there is a reasonable
possibility that a material
misstatement of the Funds
annual or interim financial
statements will not be
prevented or detected
on a timely basis.
Our consideration of the
Funds internal control over
financial reporting was for
the limited purpose described
in the first paragraph and
would not necessarily disclose
all deficiencies in internal
control over financial reporting
that might be material weaknesses
under standards established by
the Public Company Accounting
Oversight Board (United States).
However, we noted no deficiencies
in the Funds internal control
over financial reporting
and its operation, including
controls over safeguarding
securities, that we consider to
be material weaknesses as
defined above as of March 31, 2012.

This report is intended solely
for the information and use of
management and the Board of
Managers of Partners Group
Private Equity (Institutional),
LLC and the Securities and
Exchange Commission and is not
intended to be and should not be
used by anyone other than
these specified parties.

PricewaterhouseCoopers LLP
May 30, 2012
Dallas, Texas